NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES: D. Basic and Diluted Profit (Loss) Per Ordinary Share (Policies)	12 Months Ended
Dec. 31, 2025
Policies
D. Basic and Diluted Profit (Loss) Per Ordinary Share

D.Basic and Diluted Profit (Loss) Per Ordinary Share

Basic net profit (loss) per ordinary share was computed in accordance with ASC No. 260-10 by dividing the net profit or loss, as applicable, allocated to ordinary shareholders by the weighted-average number of ordinary shares outstanding during the period. For purposes of calculating diluted earnings per ordinary share, the denominator includes both the weighted-average number of ordinary shares outstanding during the period and the number of ordinary share equivalents if the inclusion of such ordinary share equivalents is dilutive. Dilutive ordinary share equivalents potentially include stock options using the treasury stock method.